SUPPLEMENTAL DISCLOSURES	9 Months Ended
Sep. 30, 2013
SUPPLEMENTAL DISCLOSURES

NOTE 4 – SUPPLEMENTAL DISCLOSURES

Divestiture Trusts

Clear Channel owns certain radio stations which, under current FCC rules, are not permitted to be owned or transferred to another Clear Channel entity. These radio stations were placed in a trust in order to comply with FCC rules at the time of the closing of the merger that resulted in the Company’s acquisition of Clear Channel. Clear Channel is the beneficial owner of the trust, but the radio stations are managed by an independent trustee. Clear Channel will have to divest all of these radio stations unless any stations may be owned by Clear Channel under then-current FCC rules, in which case the trust will be terminated with respect to such stations. The trust agreement stipulates that Clear Channel must fund any operating shortfalls of the trust activities, and any excess cash flow generated by the trust is distributed to Clear Channel. Clear Channel is also the beneficiary of proceeds from the sale of stations held in the trust. The Company consolidates the trust in accordance with ASC 810-10-05, which requires an enterprise involved with variable interest entities to perform an analysis to determine whether the enterprise’s variable interest or interests give it a controlling financial interest in the variable interest entity, as the trust was determined to be a variable interest entity and the Company (through its subsidiary, Clear Channel) is its primary beneficiary.

Income Tax Benefit

The Company’s income tax benefit for the three and nine months ended September 30, 2013 and 2012, respectively, consisted of the following components:

	Three Months Ended September 30,		Nine Months Ended September 30,
(In thousands)	2013	2012	2013	2012
Current tax benefit (expense)	$2,088	$(21,148)	$(36,706)	$21,331
Deferred tax benefit	71,714	34,380	195,356	157,962

Income tax benefit	$73,802	$13,232	$158,650	$179,293

The effective tax rates for the three and nine months ended September 30, 2013 were 44.5% and 36.1%, respectively. The effective tax rate for the three months ended September 30, 2013 was primarily impacted by the settlement of tax examinations during the period that resulted in a reduction of tax expense of approximately $13.4 million during the period. The effective tax rate for the nine months ended September 30, 2013 was primarily impacted by the settlement of tax examinations mentioned above as well as the cancellation of indebtedness income recognized during the period.

The effective tax rates for the three and nine months ended September 30, 2012 were 25.5% and 45.5%, respectively. The effective tax rate for the three months ended September 30, 2012 was primarily impacted by additional tax expense recorded related to uncertain tax positions, the effects of which were partially offset by reduced non-U.S. tax rates of financial reporting gains resulting from the disposition of certain foreign subsidiaries. The effective tax rate for the nine months ended September 30, 2012 was primarily impacted by the completion of income tax examinations in various jurisdictions during the period which resulted in a reduction to income tax expense of approximately $61.0 million.

Supplemental Cash Flow Information

During the nine months ended September 30, 2013 and 2012, cash paid for interest and income taxes, net of income tax refunds of $1.4 million and $4.1 million, respectively, was as follows:

	Nine Months Ended September 30,
(In thousands)	2013	2012
Interest	$1,189,876	$1,110,139
Income taxes	38,366	44,989